Exhibit 10.5

WATERWAY PLAZA ONE
OFFICE – SUBLEASE

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the Tenant named below leases to the Sub-Lessor named below, and Sub-Lessor leases from the Tenant, the Premises described below pursuant to this Office Lease (this “Lease”) entered into effective as of the Date of Sub-Lease specified below:

BUSINESS POINTS:  The key business terms used in this Lease are defined as follows:

1.	“Date of Lease” (for reference purposes only): March 1, 2007.

2.
“Landlord”:  NNN Waterway Plaza, LLC (Number 1 through 32), each one a Delaware limited liability company (collectively, “Landlord”) acting by and through Triple Net Properties Realty, Inc. (“Agent” for Landlord)

3.	“Tenant”: Collectively, Texoga Technologies Corporation, a Texas Corporation.

4.	“Sub-Lessor”: Collectively, Biofuels Power Corporation, a Texas Corporation.

5.	“Building”: Office building commonly known as “Waterway Plaza One”’ Street Address: 10003 Woodloch Forest Drive, The Woodlands, Texas 77380; Rentable Square Feet of the Building: 223,516 square feet.

6.	“Premises”: Suite 915, on the 9th floor of the building, as shown on the attached floor plan. Rentable Square Footage of the Premises: 3,579 square feet.

7.	“Term”: Ten (10) years

8.	“Commencement Date”: March 1, 2007

9.	“Base Rent”: $9,387.88 per month.

10.	“Contract”: As applicable, all terms and conditions of the Lease Agreement between Triple Net Properties Realty, Inc. and the “Tenant” executed January 16, 2006 apply to this Sub-Lease.

11.	“NOTICE”:

    LANDLORD’S ADDRESS FOR NOTICE
    NNN Waterway Plaza, LLC
    c/o Triple Net Properties
    1551 North Tustin Avenue, Suite 200
    Santa Ana, California 92705
    Attn: Legal Department

    TENANT’S ADDRESS FOR NOTICE
    Texoga Technologies Corporation
    10003 Woodloch Forest Drive, Suite 900
    The Woodlands, Texas  77380
    Attn: Kristi Bomar

    SUB-LESSOR’S ADDRESS FOR NOTICE
    Biofuels Power Corporation
    10003 Woodloch Forest Drive, Suite 915
    The Woodlands, Texas  77380
    Attn: Fred O’Connor

Special Notice:  This Lease contains Waivers and Indemnities which may materially Affect Tenant and Sub-Lessor’s rights and remedies under Applicable Law regarding this Lease, including “Express Negligence” provisions.

SUB-LESSOR:

Biofuels Power Corporation, a Texas Corporation

By:	/s/ FRED O’CONNOR
Name	Fred O’Connor
Title	Chief Executive Officer
Date	March 1, 2007

TENANT:

Texoga Technologies Corporation, a Texas Corporation

By:	/s/ STEVEN S. McGUIRE
Name	Steven S. McGuire
Title	C.E.O.
Date	March 1, 2007